UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant		☒
Filed by a party other than the registrant		☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material pursuant to § 240.14a-11(c) of § 240.14a-12

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 27, 2020.

Meeting Information
COMPASS DIVERSIFIED HOLDINGS
Meeting Type: Annual Meeting
For holders as of: March 30, 2020
Date: May 27, 2020 Time: 12:00 PM
Location: Meeting live via the Internet - Please visit
www.virtualshareholdermeeting.com/CODI2020

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the internet, please visit www.virtualshareholdermeeting.com/CODI 2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

ð xxxx xxxx xxxx xxxx

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

See the reverse side of this notice to obtain proxy mater

ls - Before You Vote -
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow ð	xxxx xxxx xxxx xxxx
(located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of the documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-690-6903
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by email, please send a blank email with the information that is printed
in the box marked by the arrow ð	xxxx xxxx xxxx xxxx
(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2020 to facilitate timely delivery.

- How To Vote -
Please Choose One of the Following Voting Methods

Vote by Internet:
Before the meeting:
To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow:
ð	xxxx xxxx xxxx xxxx
(located on the following page) available and follow the instructions.
During the Meeting:
Go to www.virtualshareholdermeeting.com/CODI2020. Have the information that is printed in the box marked by the arrow:
ð	xxxx xxxx xxxx xxxx
(located on the following page) available and follow the instructions.
Vote By Mail:
You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommended you vote "FOR ALL" on the following proposal:

1.	To elect as directors all nominees listed (except as marked to the contrary above) to the Board of Directors as Class II directors for a term ending at the 2023 Annual Meeting of Shareholders:
01) James J. Bottiglieri
02) Gordon M. Burns

The Board of Directors recommends you vote "FOR" on the following proposals:

2.	To approve, on a non-binding and advisory basis, the resolution approving the compensation of our named executive officers as disclosed in the Proxy Statement ("Say-on-Pay Vote").

3.	To ratify the appointment of Grant Thornton LLP as independent auditor for the Company and the Trust for the fiscal year ending December 31, 2020.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions